Exhibit 99.1

Aspen Insurance Holdings Limited

February 9, 2007

4Q06 Earnings Conference Call
AHL: NYSE

AHL:NYSE

Safe Harbor Disclosure

This presentation is given in the context of the quarterly earnings conference call and contains non-GAAP measures.  This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G.
Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable
GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor
Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan,"
"believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events such as Hurricanes Katrina, Rita and Wilma, than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and
Wilma; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods;
changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with
Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January
1st and other renewal periods in 2007 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry;
changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and the actual number of
Aspen's insureds incurring losses from these storms; and with respect to Hurricanes Katrina, Rita and Wilma, Aspen’s continued reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

AHL:NYSE

Financial Highlights — Fourth Quarter

(US$ in millions, except per share data)

Quarter Ended December 31

2006

2005

Change

Gross Premiums Written

$286.9

$245.0

17%

Net Premiums Written

278.1

188.1

48%

Net Premiums Earned

415.3

355.3

17%

Underwriting Income

96.3

(17.0)

NM*

Net Investment Income

62.7

39.3

60%

Net Income after tax

119.5

30.3

294%

GAAP Ratios:

Loss Ratio

48.6%

76.6%

(28.0)% pts

Expense Ratio

28.2%

28.2%

0.0%  pts

Combined Ratio

76.8%

104.8%

(28.0)% pts

4Q ROAE (annualized)

22.4%

6.8%

15.6%  pts

Diluted 4Q Operating

Earnings Per Ordinary Share

$1.22

$0.46

165%

Diluted Book Value

Per Ordinary Share

$21.83

$18.73

17%

(*) = Percentage ratio not meaningful comparison

AHL:NYSE

Financial Highlights — Full Year

(US$ in millions, except per share data)

Year Ended December 31

2006

2005

Change

Gross Premiums Written

$1,945.5

$2,092.5

(7.0%)

Net Premiums Written

1,663.6

1,651.6

0.7%

Net Premiums Earned

1,676.2

1,508.4

11.1%

Underwriting Income

295.6

(259.2)

NM*

Net Investment Income

204.4

121.3

68.5%

Net Income after tax

378.1

(177.8)

NM*

GAAP Ratios:

Loss Ratio

53.1%

90.1%

(37.0%)  pts

Expense Ratio

29.3%

27.1%

2.2%  pts

Combined Ratio

82.4%

117.2%

(34.8%) pts

Full Year ROAE

18.5%

(11.7%)

NM*

Diluted Operating

Earnings Per Ordinary Share

$3.72

($2.11)

NM*

(*) = Percentage ratio not meaningful comparison

AHL:NYSE

Market Conditions 2007 Outlook —
Property and Specialty Lines

Property Reinsurance

Specialty lines

Insurance

Line

Outlook ’07

Trend

Line

Outlook ’07

Trend

Line

Outlook ’07

Trend

Catastrophe

Aviation

UK Property

Treaty

Pro Rata

Marine Hull

E&S Property

Risk Excess

Offshore Energy

International

Treaty

Physical Damage

Property Fac.

Marine & Energy
Liability

Specialty

Reinsurance

= Absolute rate levels attractive

= 12 month rate trend positive

= Absolute rate levels mixed

= 12 month rate trend neutral

= Absolute rate levels very challenging

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

AHL:NYSE

Market Conditions 2007 Outlook —
Casualty Lines

Casualty Reinsurance

Insurance

Line

Outlook ’07

Trend

Line

Outlook ’07

Trend

International Casualty

UK Liability

US Casualty

E&S Casualty

Casualty Facultative

= Absolute rate levels attractive

= 12 month rate trend positive

= Absolute rate levels mixed

= 12 month rate trend neutral

= Absolute rate levels very challenging

= 12 month rate trend downwards

Pricing Under Pressure but still Adequate

AHL:NYSE

2007 Impact of Florida Legislation

$3 million estimated 2007 premium loss from

Aspen direct exposure

Florida domiciled clients (maximum)

to Florida

Aspen indirect exposure

$10 million estimated premium loss

to Florida

from non-Florida domiciled business

~2.5% reduction in worldwide property

Other indirect Impact

reinsurance premium due to increased competition

AHL:NYSE

Investments by Sector (excluding cash)

At December 31

2006

2005

Short-term

investments

Short-term

14.9%

Corporate

investments

securities

Corporate

17.4%

23.0%

Securities

23.1%

Hedge funds

3.40%*

Mortgage -

Mortgage-

backed

backed

securities ,

Foreign

securities

14.4%

government

9.5%

Asset-

Asset-

Foreign

9.4%

backed

backed

Government

securities

securities

7.3%

5.5%

6.2%

Hedge funds

Municipals

0.0%

0.1%

* Hedge funds invested via funds of funds

AHL:NYSE

Improvement in Investment Yield

Fixed income portfolio

Date

book yield

December 31, 2006

4.52%

September 30, 2006

4.44%

June 30, 2006

4.40%

March 31, 2006

4.19%

December 31, 2005

4.08%

September 30, 2005

3.84%

June 30, 2005

3.68%

March 31, 2005

3.49%

December 31, 2004

3.53%

AHL:NYSE

Calculation of Pro Forma ROAE

2006

(US$ in millions)

FY

Average Equity reported in earnings release (1)

$1,955

Pro forma Average Equity (2)

$1,788

Net Income adjusted for preference share dividend

$363

Operating Income adjusted for preference share dividend (1)

$360

Pro forma net income adjusted for preference share dividend (3)

$351

Pro forma operating income adjusted for preference share dividend (3)

$349

ROAE:  Net Income adjusted for preference share dividend

18.5%

ROAE:  Operating Income adjusted for preference share dividend

18.4%

Pro forma ROAE:  Net Income adjusted for preference share dividend

19.7%

Pro forma ROAE:  Operating Income adjusted for preference share dividend

19.5%

(1)

Reconciliations of Average Equity to closing shareholders’ equity and operating income to net income are provided in our 4Q06 financial supplement available on the Aspen website at www.aspen.bm

(2)

Pro forma Average Equity is reduced by $167 million from average equity assuming that our $200 million share repurchase program occurred on January 1, 2006.

(3)       Pro forma net income and operating income reduces net income and operating income by the additional preference share dividends payable assuming the $200 million share repurchase program occurred on January 1, 2006.

AHL:NYSE

Decomposition of Historical ROAE*

2003

2004

25%

3%

-0.1%

25%

-5%

19%

5%

-1%

20%

-5%

20%

16%

15%

13%

15%

15%

10%

10%

5%

5%

0%

0%

U/W Profit

Invest

Other

Tax

Total

U/W Profit

Invest

Other

Tax

Total

Income

Income

2005

2006

0%

30%

10%

-2%

-5%

-2%

25%

15%

-4%

18%

-6%

20%

-8%

15%

-10%

-12%

-2%

10%

-1%

-11%

-14%

5%

-16%

-18%

-16%

7%

0%

U/W Profit

Invest

Other

Tax

Total

U/W Profit

Invest

Other

Tax

Total

Income

Income

Increasing Contribution from Investment Income

* Reconciliation of Average Equity to closing shareholders’ equity is provided in our quarterly financial supplements available on the Aspen website at  www.aspen.bm

AHL:NYSE

2007 Guidance

At February 9, 2007

GWP

$1.9 billion + 5%

% Premium Ceded

6% – 8% of GWP

Combined Ratio

83% – 88%*

Investment Income

$230 – $250 million

Tax Rate

16% to 19%

Assumed Average Cat-Load

$135 million

Implied ROE of 16% - 20%

* Assumes no major losses or prior year reserve movements